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                                                                   EXHIBIT 10.2




                                  May 27, 1997




Mr. Robert M. Thornton, Jr.
1090 Northchase Parkway
Suite 200 South
Marietta, GA  30067-6402

Dear Mr. Thornton:

         KRUG International Corp. ("Corporation") hereby offers to amend
Section 2 of the Consulting and Employment Agreement dated May 17, 1996 between you and the Corporation to increase your monthly salary to $13,500, effective June 1, 1997.

         If this is agreeable to you, please sign the enclosed copy of this letter and return it to me.


                                            Very truly yours,

                                            KRUG International Corp.


                                            By  /s/ James J. Mulligan
                                              -------------------------------
                                                        Secretary



Agreed:


/s/ Robert M. Thornton, Jr.
---------------------------------
Robert M. Thornton, Jr.